Statement of Additional Information Supplement

June 15, 2018

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated June 15, 2018 to the Morgan Stanley Variable Insurance Fund, Inc. Statement of Additional Information dated April 30, 2018

Core Plus Fixed Income Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Real Estate Portfolio

Global Strategist Portfolio

Growth Portfolio

Mid Cap Growth Portfolio

U.S. Real Estate Portfolio

The third paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

With respect to the Global Franchise Portfolio, complete holdings will be publicly available on a quarterly basis 15 calendar days after the quarter-end by calling (800) 548-7786 or emailing client service at msimcs@morganstanley.com.

The fifth paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

Please retain this supplement for future reference.